Exhibit 99.1

Paycor Announces Second Quarter Fiscal Year 2022 Financial Results

•Q2 Total revenue of $103.1 million, an increase of 20% year-over-year

•Raises FY22 revenue guidance to $411-415 million, an increase of 17% year-over-year at the mid-point of the range

CINCINNATI – February 3, 2022 – Paycor HCM, Inc. (NASDAQ: PYCR) (“Paycor”), a leading provider of human capital management (“HCM”) software, today announced financial results for the second quarter of fiscal year 2022, which ended December 31, 2021.

“Paycor posted strong second quarter results, demonstrated by 20% revenue growth and robust bookings performance,” said Raul Villar, Jr., Chief Executive Officer of Paycor. “The focused investments we’ve made in our modern platform and go-to-market engine over the last two years continue to drive results.”

“Our sales teams have continued to successfully expand our presence in Tier 1 markets and exceed our sales coverage targets. We are also excited to be the newly named official HR software provider for the Pac-12 Conference, which supports our Tier 1 expansion in the West by increasing brand awareness among the more than 100,000 Pac-12 alumni and executives.”

Second Quarter Fiscal Year 2022 Financial Highlights

•Total revenue was $103.1 million, compared to $85.9 million for the second quarter of fiscal year 2021.

•Operating loss was $33.8 million, compared to $20.9 million for the second quarter of fiscal year 2021.

•Adjusted operating income* was $10.3 million, compared to $13.5 million for the second quarter of fiscal year 2021.

•Net loss attributable to Paycor HCM was $25.5 million, compared to $23.3 million for the second quarter of fiscal year 2021.

•Adjusted net income attributable to Paycor HCM* was $8.0 million, compared to $9.9 million for the second quarter of fiscal year 2021.

*Adjusted operating income and adjusted net income attributable to Paycor HCM are non-GAAP financial measures. Please see the discussion below under the heading "Non-GAAP Financial Measures" and the reconciliations at the end of this press release for information concerning these and other non-GAAP financial measures.

Second Quarter and Recent Business Highlights

•Selected as the Pac-12 Conference’s official HR software provider for the next four years. With a shared vision of developing and empowering leaders both on the courts and in business, the partnership will support Paycor’s Tier 1 expansion in the West by increasing brand awareness among key business decision-makers.

•Released new predictive resignation feature that provides leaders with actionable insights to identify the top drivers of employee resignation and potential at-risk employees to help prevent turnover in today’s challenging labor market.

•Introduced a new payroll-based journal reporting platform to simplify complex staffing reporting requirements for nursing facilities, enhancing Paycor’s industry-leading vertical differentiation within healthcare.

•Once again, recognized as a Top Workplace by Energage, demonstrating Paycor’s commitment to live the cultural best practices we advocate to our clients that drive employee engagement and business performance.

Business Outlook

Based on information as of today, February 3, 2022, Paycor is issuing the following financial guidance:

Third Quarter Ending March 31, 2022:

•Total revenue in the range of $117-118 million.

•Adjusted operating income* in the range of $19-20 million.

Fiscal Year Ending June 30, 2022:

•Total revenue in the range of $411-415 million.

•Adjusted operating income* in the range of $35-37 million.

*We are unable to reconcile forward-looking adjusted operating income to forward-looking loss from operations, the most closely comparable GAAP financial measure because the information needed to provide a complete reconciliation is unavailable at this time without unreasonable effort.

Conference Call Information

Paycor will host a conference call today, February 3, 2022, at 5:00 p.m. (Eastern Time) to discuss its financial results and guidance. To access this call, dial (877) 407-4018 (domestic) or (201) 689-8471 (international). The conference ID number is 13726219. A live webcast of this conference call will be available on the “Investor Relations” page (https://investors.paycor.com/) and a replay will be archived on the website as well.

About Paycor

Paycor creates Human Capital Management (“HCM”) software for leaders who want to make a difference. Our HCM platform modernizes every aspect of people management, from recruiting, onboarding and paying associates, to developing and retaining them. But what really sets us apart is our focus on business leaders. For over 30 years, we’ve been listening to and partnering with leaders, so we know what they need: HR technology that saves time, powerful analytics that provide actionable insights and personalized support. That’s why more than 29,000 customers trust Paycor to help them solve problems and achieve their goals.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements regarding our future results of operations and financial position, our business outlook, our business strategy and plans, our objectives for future operations, and any statements of a general economic or industry specific nature, are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” “outlook,” “potential,” “targets,” “contemplates,” or the negative or plural of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, as well as in our other filings with the Securities and Exchange Commission. We believe that these risks include, but are not limited to: our ability to manage our growth effectively; the expansion and retention of our direct sales force with qualified and productive persons and the related effects on the growth of our business; the impact on customer expansion and retention if implementation, user experience, customer service, or performance relating to our solutions is not satisfactory; our ability to innovate and deliver high-quality, technologically advanced products and services; our relationships with third parties; the proper operation of our software; future acquisitions of other companies’ businesses, technologies, or customer portfolios; the impact of COVID-19 on our business; and those risks described in our Annual Report on Form 10-K for the year ended June 30, 2021, as well as in our other filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We undertake no obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future developments or otherwise, or to conform these statements to actual results or revised expectations, except as may be required by law.

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures in this press release and on the related teleconference call: adjusted gross profit, adjusted gross profit margin, adjusted operating income, adjusted operating income margin, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted research and development expense, adjusted net income attributable to Paycor HCM, Inc. and adjusted net income attributable to Paycor HCM, Inc. per share. Management believes these non-GAAP measures are useful in evaluating our core operating performance and trends to prepare and approve our annual budget, and to develop short-term and long-term operating plans. Management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results.

We define (i) adjusted gross profit as gross profit before amortization of intangible assets, stock-based compensation expenses, and certain corporate expenses, in each case that are included in costs of recurring revenues, (ii) adjusted gross profit margin as adjusted gross profit divided by total revenues, (iii) adjusted operating income as loss from operations before amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, and other certain corporate expenses, such as costs related to acquisitions, (iv) adjusted operating income margin as adjusted operating income divided by total revenues, (v) adjusted sales and marketing expense as sales and marketing expenses before stock-based award and liability incentive award compensation expenses and other certain corporate expenses, (vi) adjusted general and administrative expense as general and administrative expenses before amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, and other certain corporate expenses, (vii) adjusted research and development expense as research and development expenses before stock-based award and liability incentive award compensation expenses and other certain corporate expenses, (viii) adjusted net income attributable to Paycor HCM, Inc. as loss before benefit for income taxes after adjusting for amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, gain or loss on the extinguishment of debt, and other certain corporate expenses, such as costs related to acquisitions, all of which are tax effected applying an adjusted effective tax rate and (ix) adjusted net income attributable to Paycor HCM, Inc. per share as adjusted net income attributable to Paycor HCM, Inc. divided by adjusted shares outstanding. Adjusted shares outstanding includes potentially dilutive securities excluded from the GAAP dilutive net loss per share calculation.

The non-GAAP financial measures presented in this press release and discussed on the related teleconference call are not measures of financial performance under GAAP and should not be considered a substitute for gross profit, gross margin, operating income, operating income margin, sales and marketing expense, general and administrative expense, research and development expense, net income attributable to Paycor HCM, Inc. and diluted net income attributable to Paycor HCM, Inc. per share. Non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. The non-GAAP financial measures that we present may not be comparable to similarly titled measures used by other companies. A reconciliation is provided below under “Reconciliations of Non-GAAP Measures to GAAP Measures,” for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Investor Relations:
Rachel White
513-954-7388
IR@paycor.com

Media Relations:
Carly Graman
513-954-7282
PR@paycor.com

Paycor HCM, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share amounts)

	December 31, 2021	June 30, 2021
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$111,087	$2,634
Accounts receivable, net	19,846	16,472
Deferred contract costs	30,785	24,503
Prepaid expenses	13,783	6,586
Other current assets	977	1,516
Current assets before funds held for clients	176,478	51,711
Funds held for clients	940,157	670,315
Total current assets	1,116,635	722,026
Property and equipment, net	38,935	41,080
Goodwill	750,397	750,802
Intangible assets, net	301,097	355,323
Capitalized software, net	35,192	31,310
Long-term deferred contract costs	108,229	90,880
Other long-term assets	21,867	19,532
Total assets	$2,372,352	$2,010,953
Liabilities, Redeemable Noncontrolling Interest and Stockholders' Equity
Current liabilities:
Accounts payable	$11,946	$11,978
Accrued expenses and other current liabilities	10,235	15,782
Accrued payroll and payroll related expenses	29,523	32,305
Deferred revenue	10,697	11,948
Current liabilities before client fund obligations	62,401	72,013
Client fund obligations	940,387	669,960
Total current liabilities	1,002,788	741,973
Deferred income taxes	66,651	76,138
Other long-term liabilities	10,843	16,680
Long-term debt, net	—	49,100
Total liabilities	1,080,282	883,891
Commitments and contingencies
Redeemable noncontrolling interest	—	248,423
Stockholders' equity:
Common stock $0.001 par value per share, 500,000,000 shares authorized, 174,429,903 shares outstanding at December 31, 2021 and 141,097,740 outstanding at June 30, 2021, respectively	174	141
Treasury stock, at cost, 10,620,260 shares at December 31, 2021 and June 30, 2021	(245,074)	(245,074)
Preferred stock, $0.001 par value, 50,000,000 shares authorized, — shares outstanding at December 31, 2021 and June 30, 2021, respectively	—	—
Series A preferred stock, $0.001 par value, 10,000 shares authorized, — and 7,715 shares outstanding at December 31, 2021 and June 30, 2021, respectively	—	262,772
Additional paid-in capital	1,891,259	1,133,399
Accumulated deficit	(354,872)	(275,751)
Accumulated other comprehensive income	583	3,152
Total stockholders' equity	1,292,070	878,639
Total liabilities, redeemable noncontrolling interest and stockholders' equity	$2,372,352	$2,010,953

 Paycor HCM, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share amounts)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenues:
Recurring and other revenue	$102,729	$85,416	$195,145	$163,967
Interest income on funds held for clients	338	448	654	958
Total revenues	103,067	85,864	195,799	164,925
Cost of revenues	41,082	36,833	86,693	71,317
Gross profit	61,985	49,031	109,106	93,608
Operating expenses:
Sales and marketing	40,682	25,477	86,470	49,820
General and administrative	44,462	35,056	87,873	68,473
Research and development	10,605	9,390	20,796	17,674
Total operating expenses	95,749	69,923	195,139	135,967
Loss from operations	(33,764)	(20,892)	(86,033)	(42,359)
Other (expense) income:
Interest expense	(112)	(673)	(347)	(1,159)
Other	328	44	1,552	240
Loss before benefit for income taxes	(33,548)	(21,521)	(84,828)	(43,278)
Income tax benefit	(8,084)	(4,704)	(17,328)	(9,129)
Net loss	(25,464)	(16,817)	(67,500)	(34,149)
Less: Accretion of redeemable noncontrolling interests	—	6,471	11,621	11,521
Net loss attributable to Paycor HCM, Inc.	$(25,464)	$(23,288)	$(79,121)	$(45,670)
Basic and diluted net loss attributable to Paycor HCM, Inc. per share	$(0.15)	$(0.15)	$(0.46)	$(0.30)
Weighted average common shares outstanding:
Basic and diluted	174,429,903	151,371,687	170,444,536	151,544,844

 Paycor HCM, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended
	December 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(67,500)	$(34,149)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation	3,448	3,355
Amortization of intangible assets and software	67,653	67,619
Amortization of deferred contract costs	14,062	8,482
Stock-based compensation expense	39,027	3,433
Amortization of debt acquisition costs	44	334
Deferred tax benefit	(17,340)	(9,129)
Bad debt expense	1,086	619
Gain on sale of investments	(9)	(69)
Gain on installment sale	(1,359)	—
Loss (gain) on foreign currency exchange	216	(455)
Change in fair value of deferred consideration	(138)	—
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(4,469)	(4,382)
Prepaid expenses and other current assets	(6,658)	428
Other long-term assets	254	(78)
Accounts payable	14	(4,265)
Accrued liabilities	(3,670)	4,624
Deferred revenue	(709)	(613)
Other long-term liabilities	(4,983)	284
Deferred contract costs	(37,693)	(29,190)
Net cash (used in) provided by operating activities	(18,724)	6,848
Cash flows from investing activities:
Purchases of client funds available-for-sale securities	(75,173)	(120,034)
Proceeds from sale and maturities of client funds available-for-sale securities	74,909	119,315
Purchase of property and equipment	(1,454)	(1,335)
Proceeds from note receivable on installment sale	3,040	—
Acquisition of intangible assets	(3,187)	—
Acquisition of Paltech Solutions, Inc., net of cash acquired	—	(16,511)
Internally developed software costs	(14,170)	(9,431)
Net cash used in investing activities	(16,035)	(27,996)
Cash flows from financing activities:
Net change in cash and cash equivalents held to satisfy client funds obligations	270,717	197,867
Payment of deferred consideration	(2,752)	—
Proceeds from promissory note with related party	—	64,989
Proceeds from line-of-credit	3,500	55,751
Repayments of line-of-credit	(52,600)	(55,751)
Proceeds from debt	—	25,000
Repayments of debt	—	(481)
Proceeds from issuance of preferred stock, net of offering costs	—	175,146
Purchase of treasury stock at cost	—	(245,074)
Proceeds from the issuance of common stock sold in the IPO, net of offering costs and underwriting discount	454,915	—
Redemption of Redeemable Series A Preferred Stock (acquisition of non-controlling interest)	(260,044)	—

Dividends paid to noncontrolling interests	—	(2,723)
Other financing activities	(395)	(397)
Net cash provided by financing activities	413,341	214,327
Impact of foreign exchange on cash and cash equivalents	63	(30)
Net change in cash, cash equivalents, restricted cash and short-term investments, and funds held for clients	378,645	193,149
Cash, cash equivalents, restricted cash and short-term investments, and funds held for clients, beginning of year	560,000	546,448
Cash, cash equivalents, restricted cash and short-term investments, and funds held for clients, end of year	$938,645	$739,597
Supplemental disclosure of non-cash investing, financing and other cash flow information:
Capital expenditures in accounts payable	$18	$277
Cash paid during the year for interest	$154	$344
Reconciliation of cash, cash equivalents, restricted cash and short-term investments, and funds held for clients to the Condensed Consolidated Balance Sheets
Cash and cash equivalents	$111,087	$2,219
Restricted cash and short-term investments	—	6,759
Funds held for clients	827,558	730,619
Total cash, cash equivalents, restricted cash and short-term investments, and funds held for clients	$938,645	$739,597

Reconciliations of Non-GAAP Measures to GAAP Measures

Adjusted Gross Profit and Adjusted Gross Profit Margin (Unaudited)

	Three Months Ended		Six Months Ended
(in thousands)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Gross Profit*	$61,985	$49,031	$109,106	$93,608
Gross Profit Margin	60.1%	57.1%	55.7%	56.8%
Amortization of intangible assets	4,862	11,722	16,584	22,691
Stock-based compensation expense	1,838	213	3,495	426
Adjusted Gross Profit*	$68,685	$60,966	$129,185	$116,725
Adjusted Gross Profit Margin	66.6%	71.0%	66.0%	70.8%

*    Gross Profit and Adjusted Gross Profit are burdened by depreciation expense of $0.7 million and $0.5 million for the three months ended December 31, 2021 and 2020, respectively, and $1.4 million and $1.2 million for the six months ended December 31, 2021 and 2020, respectively. Gross Profit and Adjusted Gross Profit are burdened by amortization of capitalized software of $5.4 million and $3.1 million for the three months ended December 31, 2021 and 2020, respectively, and $10.2 million and $5.8 million for the six months ended December 31, 2021 and 2020, respectively. Gross Profit and Adjusted Gross Profit are burdened by amortization of deferred contract costs of $4.1 million and $2.5 million for the three months ended December 31, 2021 and 2020, respectively, and $7.7 million and $4.6 million for the six months ended December 31, 2021 and 2020, respectively.

Adjusted Operating Income (Unaudited)

	Three Months Ended		Six Months Ended
(in thousands)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Loss from Operations	$(33,764)	$(20,892)	$(86,033)	$(42,359)
Operating Margin	(32.8)%	(24.3)%	(43.9)%	(25.7)%
Amortization of intangible assets	25,362	31,267	57,412	61,771
Stock-based compensation expense	17,215	1,736	39,027	3,433
Liability incentive award compensation expense	—	20	—	63
Corporate adjustments*	1,446	1,364	3,245	3,263
Adjusted Operating Income	$10,259	$13,495	$13,651	$26,171
Adjusted Operating Income Margin	10.0%	15.7%	7.0%	15.9%

* Corporate adjustments for the three and six months ended December 31, 2021 relate to certain restructuring costs of $0.2 million and $0.2 million, respectively, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.2 million and $2.0 million, respectively, and costs associated with a secondary offering completed in October 2021 (“October 2021 Secondary Offering”) of $1.0 million and $1.0 million, respectively. Corporate adjustments for the three and six months ended December 31, 2020 relate to certain transition costs of the new executive leadership team and closure of a standalone facility of $0.4 million and $1.0 million, respectively, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.9 million and $1.8 million, respectively, and transaction expenses and costs associated with the Paltech Solutions, Inc. (“7Geese”) Acquisition totaling $0.1 million and $0.5 million, respectively.

Adjusted Operating Expenses (Unaudited)

	Three Months Ended		Six Months Ended
(in thousands)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Sales and Marketing expense	$40,682	$25,477	$86,470	$49,820
Stock-based compensation expense	(8,110)	(577)	(21,756)	(1,114)
Corporate adjustments*	—	(299)	(53)	(595)
Adjusted Sales and Marketing expense	$32,572	$24,601	$64,661	$48,111
General and Administrative expense	$44,462	$35,056	$87,873	$68,473
Amortization of intangible assets	(20,500)	(19,545)	(40,828)	(39,080)
Stock-based compensation expense	(6,113)	(909)	(11,101)	(1,819)
Liability incentive award compensation expense	—	(20)	—	(63)
Corporate adjustments**	(1,446)	(1,065)	(3,192)	(2,668)
Adjusted General and Administrative expense	$16,403	$13,517	$32,752	$24,843
Research and Development expense	$10,605	$9,390	$20,796	$17,674
Stock-based compensation expense	(1,154)	(37)	(2,675)	(74)
Adjusted Research and Development expense	$9,451	$9,353	$18,121	$17,600

*    Corporate adjustments for the six months ended December 31, 2021 relate to costs associated with becoming a public company. Corporate adjustments for the three and six months ended December 31, 2020 relate to certain transition costs of the new executive leadership team and closure of a standalone facility.
**    Corporate adjustments for the three and six months ended December 31, 2021 relate to certain restructuring costs of $0.2 million and $0.2 million, respectively, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.2 million and $2.0 million, respectively, and costs associated with the October 2021 Secondary Offering of $1.0 million and $1.0 million, respectively. Corporate adjustments for the three and six months ended December 31, 2020 relate to certain transition costs of the new executive leadership team and closure of a standalone facility of $0.1 million and $0.4 million, respectively, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs, of $0.9 million and $1.8 million, respectively, and transaction expenses and costs associated with the 7Geese Acquisition totaling $0.1 million and $0.5 million, respectively.

Adjusted Net Income Attributable to Paycor HCM, Inc. and Adjusted Net Income Attributable to Paycor HCM, Inc. Per Share (Unaudited)

	Three Months Ended		Six Months Ended
(in thousands)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net loss before benefit for income taxes	$(33,548)	$(21,521)	$(84,828)	$(43,278)
Loss on debt amendment	—	—	35	—
Amortization of intangible assets	25,362	31,267	57,412	61,771
Gain on installment sale	—	—	(1,359)	—
Stock-based compensation expense	17,215	1,736	39,027	3,433
Liability incentive award compensation expense	—	20	—	63
Corporate adjustments*	1,446	1,364	3,245	3,263
Non-GAAP adjusted income before applicable income taxes	10,475	12,866	13,532	25,252
Income tax effect on adjustments**	(2,514)	(2,959)	(3,248)	(5,808)
Adjusted Net Income Attributable to Paycor HCM, Inc.	$7,961	$9,907	$10,284	$19,444

Adjusted Net Income Attributable to Paycor HCM, Inc. Per Share	$0.05	$0.07	$0.06	$0.13
Adjusted shares outstanding***	175,075,956	151,626,272	172,368,220	151,672,136

* Corporate adjustments for the three and six months ended December 31, 2021 relate to certain restructuring costs of $0.2 million and $0.2 million, respectively, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.2 million and $2.0 million, respectively, and costs associated with the October 2021 Secondary Offering of $1.0 million and $1.0 million, respectively. Corporate adjustments for the three and six months ended December 31, 2020 relate to certain transition costs of the new executive leadership team and closure of a standalone facility of $0.4 million and $1.0 million, respectively, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.9 million and $1.8 million, respectively, and transaction expenses and costs associated with the 7Geese acquisition totaling $0.1 million and $0.5 million, respectively.
** Non-GAAP adjusted income before applicable income taxes is tax effected using an adjusted effective tax rate of 24.0% for the three and six months ended December 31, 2021, respectively, and 23.0% for the three and six months ended December 31, 2020, respectively.
*** The adjusted shares outstanding for the three months ended December 31, 2021 are based on the if-converted method and include potentially dilutive securities that are excluded from U.S. GAAP dilutive net income per share calculation because including them would have an anti-dilutive effect. The adjusted shares outstanding for the six months ended December 31, 2021 assume the conversion of the Series A Preferred Stock as if it would have occurred on July 1, 2021, based on the if-converted method and include potentially dilutive securities that are excluded from U.S. GAAP dilutive net income per share calculation because including them would have an anti-dilutive effect. The adjusted shares outstanding for the three and six months ended December 31, 2020 assume conversion of the Series A Preferred Stock as if it would have occurred on the December 29, 2020 issuance date based on the if-converted method.